Scudder Advocate Advisor Annuity Prospectus:

TIC Variable Annuity Separate Account 2002
TLAC Variable Annuity Separate Account 2002

This prospectus describes Scudder Advocate Advisor Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to your contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“Qualified Contracts”) as well as those that do not qualify for such treatment (“Nonqualified Contracts”). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract’s provisions. For convenience, we refer to contracts and certificates as “Contracts.”

Your premium (“Purchase Payments”) accumulates on a variable basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

Credit Suisse Trust	Scudder High Income Portfolio — Class B
Global Post-Venture Capital Portfolio	Scudder Money Market Portfolio — Class B
Emerging Markets Portfolio	Scudder Small Cap Growth Portfolio — Class B
Dreyfus Investment Portfolio	Scudder Strategic Income Portfolio — Class B
Dreyfus MidCap Stock Portfolio — Service Shares	Scudder Technology Growth Portfolio — Class B
Dreyfus Socially Responsible Growth Fund, Inc.	Scudder Total Return Portfolio — Class B
Dreyfus Socially Responsible Growth Fund, Inc. — Service Shares	SVS Davis Venture Value Portfolio — Class B
SVS Dreman Financial Services Portfolio — Class B
INVESCO Variable Investment Funds, Inc.	SVS Dreman High Return Equity Portfolio — Class B
INVESCO VIF — Utilities Fund	SVS Dreman Small Cap Value Portfolio — Class B
Scudder Variable Series I	SVS Eagle Focused Large Cap Growth Portfolio — Class B
21st Century Growth Portfolio — Class B	SVS Focus Value & Growth Portfolio — Class B
Capital Growth Portfolio — Class B	SVS Index 500 Portfolio — Class B
Global Discovery Portfolio — Class B	SVS INVESCO Dynamic Growth Portfolio — Class B
Growth & Income Portfolio — Class B	SVS Janus Growth And Income Portfolio — Class B
Health Sciences Portfolio — Class B	SVS Janus Growth Opportunites Portfolio — Class B
International Portfolio — Class B	SVS MFS Strategic Value Portfolio — Class B
Scudder Variable Series II	SVS Oak Strategic Equity Portfolio — Class B
Scudder International Select Equity Portfolio — Class B	SVS Turner Mid Cap Growth Portfolio — Class B
Scudder Aggressive Growth Portfolio — Class B	Scudder VIT Funds
Scudder Blue Chip Portfolio — Class B	Scudder Real Estate Securities Portfolio — Class B
Scudder Contrarian Value Portfolio — Class B	The Alger American Fund
Scudder Fixed Income Portfolio — Class B	Alger American Balanced Portfolio — Class S Shares
Scudder Global Blue Chip Portfolio — Class B	Alger American Leveraged AllCap Portfolio — Class S Shares
Scudder Government Securities Portfolio — Class B
Scudder Growth Portfolio — Class B

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 15, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, call 1-800-842-9368 or access the SEC’s website (http://www.sec.gov). See Appendix A for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 15, 2003

TABLE OF CONTENTS

Glossary	3	The Annuity Period	30
Summary	5	Maturity Date	30
Fee Table	8	Allocation of Annuity	31
Condensed Financial Information	13	Variable Annuity	31
The Annuity Contract	13	Fixed Annuity	31
Contract Owner Inquiries	14	Payment Options	31
Purchase Payments	14	Election of Options	31
Accumulation Units	14	Annuity Options	32
The Variable Funding Options	14	Variable Liquidity Benefit	32
Charges and Deductions	19	Miscellaneous Contract Provisions	33
General	19	Right to Return	33
Transfer Charge	19	Termination	33
Administrative Charges	19	Required Reports	33
Mortality and Expense Risk Charge	20	Suspension of Payments	33
GWMB Charge	20	The Separate Accounts	33
E.S.P. Charge	20	Performance Information	34
Variable Funding Option Expenses	20	Federal Tax Considerations	35
Premium Tax	20	Non-Resident Aliens	35
Changes in Taxes Based Upon		General Taxation of Annuities	35
Premium or Value	20	Types of Contracts: Qualified or Nonqualified	35
Transfers	20	Nonqualified Annuity Contracts	35
Dollar Cost Averaging	21	Puerto Rico Tax Considerations	36
Access to Your Money	22	Qualified Annuity Contracts	36
Guaranteed Minimum Withdrawal Benefit	22	Penalty Tax for Premature
Systematic Withdrawals	23	Distributions	36
Ownership Provisions	24	Diversification Requirements for
Types of Ownership	24	Variable Annuities	36
Contract Owner	24	Ownership of the Investments	37
Beneficiary	24	Mandatory Distributions for Qualified Plans	37
Annuitant	24	Taxation of Death Benefit Proceeds	37
Contingent Annuitant	24	Other Information	37
Death Benefit	25	The Insurance Companies	37
Death Proceeds Before the Maturity Date	25	Financial Statements	37
E.S.P.	26	Distribution of Variable Annuity Contracts	38
Payment of Proceeds	28	Conformity with State and Federal Laws	38
Spousal Contract Continuance	29	Voting Rights	38
Beneficiary Contract Continuance	30	Legal Proceedings and Opinions	38
Death Proceeds After the Maturity Date	30	Appendix A: Contents of the
		Statement of Additional Information	A-1

Glossary

Accumulation Unit — an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

Annuitant — the person on whose life the Maturity Date and Annuity Payments depend.

Annuity Payments — a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

Annuity Unit — an accounting unit of measure used to calculate the amount of Annuity Payments.

Cash Surrender Value — the Contract Value less any premium tax not previously deducted.

Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

Contingent Annuitant — the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

Contract Date — the date on which the Contract is issued.

Contract Owner (you) — the person named in the Contract (on the specifications page) as the owner of the Contract.

Contract Value — Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds, adjusted by any applicable charges and withdrawals.

Contract Years — twelve month periods beginning with the Contract Date.

Death Report Date — the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

Home Office — the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

Maturity Date — the date on which the Annuity Payments are to begin.

Payment Option — an annuity or income option elected under your Contract.

Purchase Payment — any premium paid by you to initiate or supplement this Contract.

Qualified Contract — a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

Separate Account — a segregated account registered with the Securities and Exchange Commission (“SEC”), the assets of which are invested solely in the Variable Funding Options. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

Subaccount — that portion of the assets of a Separate Account that is allocated to a particular Variable Funding Option.

Underlying Fund — a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

Valuation Date — a date on which a Subaccount is valued.

Valuation Period — the period between successive valuations.

Variable Funding Option — an investment option that, through a Subaccount of the Separate Account, invests in an Underlying Fund.

We, us, our — The Travelers Insurance Company or The Travelers Life and Annuity Company.

Written Request — written information sent to us in a form and content satisfactory to us and received at our Home Office.

You, your — the Contract Owner.

Summary:
Scudder Advocate Advisor Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors TIC Variable Annuity Separate Account 2002. The Travelers Life and Annuity Company sponsors TLAC Variable Annuity Separate Account 2002. When we refer to the Separate Account, we are referring to either TIC Variable Annuity Separate Account 2002 or TLAC Variable Annuity Separate Account 2002, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Nonqualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $15,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

Can I exchange my current annuity contract for this Contract? The Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

Is there a right to return period? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

Can you give a general description of the Variable Funding Options and how they operate? The Variable Funding Options represent Subaccounts of The Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase units of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each.

We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15%. We deduct the M&E at an annual rate of 1.55% for the Standard Death Benefit, and 1.75% for the Enhanced Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

If you select the Enhanced Stepped-Up Provision (“E.S.P.”), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. This provision is not available when either the Annuitant or owner is age 76 or older on the Contract Date.

How will my Purchase Payments and withdrawals be taxed? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 591/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Income taxes and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about Accumulation Unit values? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.
    Systematic Withdrawal Option. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.
    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.
    Enhanced Stepped-Up Provision (“E.S.P.”). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.
    Spousal Contract Continuance (subject to availability). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.
    Beneficiary Contract Continuance (not permitted for non-natural beneficiaries). If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.
    Guaranteed Minimum Withdrawal Benefit (“Principal Guarantee”). For an additional charge, we will guarantee the periodic return of your Purchase Payments. Under this benefit, we will pay you a maximum of 5% or 10% of your Purchase Payments, depending on when you elect to begin receiving the payments, every year until your Purchase Payments have been returned in full.

FEE TABLE

The purpose of this Fee Table is to assist Contract Owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. (See “Charges and Deductions” in this prospectus for additional information.) Expenses shown do not include premium taxes, which may be applicable. Each Variable Funding Option purchases shares of the Underlying Fund at net asset value. The net asset value already reflects the deduction of each Underlying Fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of Underlying Fund expenses.

We receive payments or offsets from some of the Underlying Funds, their affiliates or service providers for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an Underlying Fund on behalf of the Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

Contract Administrative Charges

Annual Contract Administrative Charge	$30
(waived if Contract Value is $40,000 or more)

Annual Separate Account Charges

We will assess a minimum mortality and expense risk charge (“M & E”) of 1.55% and an administrative expense charge of 0.15% on all contracts. In addition, there is a 0.20% charge for E.S.P., and a maximum charge of 1.00% for GMWB, both optional features. Below is a summary of all of the maximum charges that may apply, depending on the death benefit and optional features you select:

	Standard Death Benefit	Enhanced Death Benefit

Mortality and Expense Risk Charge	1.55%	1.75%
Administrative Expense Charge	0.15%	0.15%
Total with No Optional Features Selected	1.70%	1.90%
Total with E.S.P. only selected	1.90%	2.10%
Total with GMWB only selected	2.70%	2.90%
Total with E.S.P. and GMWB selected	2.90%	3.10%

Variable Funding Option Expenses:

The first table below shows the minimum and maximum fees and expenses charged by any of the Funds as of December 31, 2002. The second table shows each Fund’s fees and expenses as of December 31, 2002. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Minimum and Maximum Total Annual Fund Operating Expenses as of December 31, 2002

	Minimum (before reimbursement)	Maximum (before reimbursement)

Total Annual Fund Operating Expenses	0.95%	3.11%

Fund Fees and Expenses as of December 31, 2002 (unless otherwise indicated)

(as a percentage of average daily net assets of the funding option)

Funding Options	Management Fee	Distribution and/or Service Fees (12b-1)	Other Expenses	Total Annual Operating Expenses#

Credit Suisse Trust
Global Post-Venture Capital Portfolio	1.25%	—	0.46%	1.71%(1)
Emerging Markets Portfolio	1.25%	—	0.64%	1.89%(2)
Dreyfus Investment Portfolio
Dreyfus MidCap Stock Portfolio — Service Shares*	0.75%	0.25%	—	1.10%(3)
Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Socially Responsible Growth Fund, Inc. — Service Shares*	0.75%	0.25%	0.03%	1.03%
INVESCO Variable Investment Funds, Inc.
INVESCO VIF — Utilities Fund	0.60%	—	0.58%	1.18%(4)
Scudder Variable Series I
21st Century Growth Portfolio — Class B*	0.88%	0.25%	0.38%	1.51%(5)
Capital Growth Portfolio — Class B*	0.47%	0.25%	0.19%	0.91%(7)
Global Discovery Portfolio — Class B*	0.98%	0.25%	0.36%	1.59%(5)
Growth & Income Portfolio — Class B*	0.48%	0.25%	0.24%	0.97%(7)
Health Sciences Portfolio — Class B*	0.75%	0.25%	0.31%	1.31%(5)
International Portfolio — Class B*	0.75%	0.25%	0.31%	1.31%(5)
Scudder Variable Series II
Scudder International Select Equity Portfolio — Class B*	0.75%	0.25%	0.25%	1.25%(7)
Scudder Aggressive Growth Portfolio — Class B*	0.75%	0.25%	0.21%	1.21%(6)
Scudder Blue Chip Portfolio — Class B*	0.65%	0.25%	0.19%	1.09%(6)
Scudder Contrarian Value Portfolio — Class B*	0.75%	0.25%	0.19%	1.19%(6)
Scudder Fixed Income Portfolio — Class B*	0.60%	0.25%	0.20%	1.05%(6)
Scudder Global Blue Chip Portfolio — Class B*	1.00%	0.25%	0.47%	1.72%(6)
Scudder Government Securities Portfolio — Class B*	0.55%	0.25%	0.19%	0.99%(7)
Scudder Growth Portfolio — Class B*	0.60%	0.25%	0.19%	1.04%(7)
Scudder High Income Portfolio — Class B*	0.60%	0.25%	0.21%	1.06%(7)
Scudder Money Market Portfolio — Class B*	0.50%	0.25%	0.19%	0.94%(7)

Funding Options	Management Fee	Distribution and/or Service Fees (12b-1)	Other Expenses	Total Annual Operating Expenses#

Scudder Small Cap Growth Portfolio — Class B*	0.65%	0.25%	0.21%	1.11%(7)
Scudder Strategic Income Portfolio — Class B*	0.65%	0.25%	0.23%	1.13%(8)
Scudder Technology Growth Portfolio — Class B*	0.75%	0.25%	0.20%	1.20%(6)
Scudder Total Return Portfolio — Class B*	0.55%	0.25%	0.18%	0.98%(7)
SVS Davis Venture Value Portfolio — Class B*	0.95%	0.25%	0.22%	1.42%(6)
SVS Dreman Financial Services Portfolio — Class B*	0.75%	0.25%	0.23%	1.23%(6)
SVS Dreman High Return Equity Portfolio — Class B*	0.73%	0.25%	0.21%	1.19%(6)
SVS Dreman Small Cap Value Portfolio — Class B*	0.75%	0.25%	0.21%	1.21%(6)
SVS Eagle Focused Large Cap Growth Portfolio — Class B*	0.95%	0.25%	0.23%	1.43%(6)
SVS Focus Value & Growth Portfolio — Class B*	0.75%	0.25%	0.21%	1.21%(6)
SVS Index 500 Portfolio — Class B*	0.37%	0.25%	0.24%	0.86%(6)
SVS INVESCO Dynamic Growth Portfolio — Class B*	1.00%	0.25%	0.29%	1.54%(6)
SVS Janus Growth And Income Portfolio — Class B*	0.95%	0.25%	0.24%	1.44%(6)
SVS Janus Growth Opportunites Portfolio — Class B*	0.94%	0.25%	0.22%	1.41%(6)
SVS MFS Strategic Value Portfolio — Class B*	0.95%	0.25%	1.91%	1.55%(6)
SVS Oak Strategic Equity Portfolio — Class B*	0.95%	0.25%	0.16%	1.36%(6)
SVS Turner Mid Cap Growth Portfolio — Class B*	1.00%	0.25%	0.28%	1.53%(6)
Scudder VIT Funds
Scudder Real Estate Securities Portfolio — Class B*	0.90%	0.25%	0.35%	1.50%(9)
The Alger American Fund
Alger American Balanced Portfolio — Class S Shares*	0.75%	0.25%	0.17%	1.17%(10)
Alger American Leveraged AllCap Portfolio — Class S Shares*	0.85%	0.25%	0.22%	1.32%(10)

__________________

     *   The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

     #   Expense waivers and reimbursements that are voluntary maybe terminated at any time.

Notes

     (1)   Fee Waivers and expense reimbursements are voluntary and may be discontinued at any time.

     (2)   Fee waivers, expense reimbursements, or expense credits reduced expenses for the Emerging Markets Portfolio during 2002, but this may be discontinued at any time. With such reductions, the Management Fees, Other Expenses and Total Annual Operating Expenses would equal 1.25%, 0.15% and 1.40%, respectively. The Other Expenses are based on annualized estimates of expenses for the fiscal year ending December 31, 2002, net of any fee waivers or expense reimbursements.

     (3)   The Dreyfus Corporation has agreed, until December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither Class (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees) on borrowings exceed 1.00%. With such waivers or reimbursements, the management fee, 12b-1 fee, other expenses and total portfolio annual expenses would have been, as a percentage of assets: 0.75%, 0.15%, 0.10%, and 1.00% respectively.

     (4)   The Fund’s actual Other Expenses and Total Annual Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement. Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, the Fund’s Other Expenses and Total

  Annual Fund Operating Expenses for the fiscal year ended December 31, 2002 were 0.55% and 1.15%, respectively, of the Fund’s average net assets. Effective June 1, 2002 INVESCO is entitled to reimbursement from the Fund for fees and expenses absorbed pursuant to a voluntary expense limitation commitment between INVESCO and the Fund if such reimbursement does not cause the Fund to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. The voluntary expense limitation may be changed at any time following consultation with the board of directors.

     (5)   Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the porfolio name (Class B): Scudder Global Discovery Portfolio (1.65); Scudder 21st Century Growth Portfolio (1.75%), Scudder Health Sciences Portfolio (1.35%). The other expenses category for the Class B Shares has been restated to reflect an estimated increase in expenses for that Class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund.

     (6)   Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the porfolio name (Class B): SVS MFS Strategic Value Portfolio (3.11%), SVS Invesco Dynamic Growth Portfolio (1.70%), SVS Turner Mid Cap Growth Portfolio (1.70%), SVS Oak Strategic Equity Portfolio (1.55%), SVS Davis Venture Value Portfolio (1.55%), SVS Dreman High Return Equity Portfolio (1.27%), SVS Focus Value+Growth Portfolio (1.24%), SVS Eagle Focused Large Cap Growth Portfolio (1.55%), SVS Janus Growth Opportunities Portfolio (1.55%), SVS Janus Growth And Income Portfolio (1.55%), Scudder Aggressive Growth Portfolio (1.35%), Scudder Technology Growth Portfolio (1.35%), Scudder Contrarian Value Portfolio (1.20%), SVS Dreman Small Cap Value Portfolio (1.24%), Scudder Fixed Income Portfolio (1.20%), Scudder Strategic Income Portfolio (1.30%), Scudder Blue Chip Portfolio (1.35%), SVS Index 500 Portfolio (0.95%), and Scudder Global Blue Chip Portfolio (1.96%). The other expenses category for the Class B Shares has been restated to reflect an estimated increase in expenses for that Class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund.

     (7)   The other expenses category for the Class B Shares has been restated to reflect an estimated increase in expenses for that Class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund.

     (8)   Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the porfolio name (Class B): SVS MFS Strategic Value Portfolio (1.55), SVS Invesco Dynamic Growth Portfolio (1.70%), SVS Turner Mid Cap Growth Portfolio (1.70%), SVS Oak Strategic Equity Portfolio (1.55%), SVS Davis Venture Value Portfolio (1.55%), SVS Dreman High Return Equity Portfolio (1.27%), SVS Focus Value+Growth Portfolio (1.24%), SVS Eagle Focused Large Cap Growth Portfolio (1.55%), SVS Janus Growth Opportunities Portfolio (1.55%), SVS Janus Growth And Income Portfolio (1.55%), Scudder Aggressive Growth Portfolio (1.35%), Scudder Technology G rowth Portfolio (1.35%), Scudder Contrarian Value Portfolio (1.20%), SVS Dreman Small Cap Value Portfolio (1.24%), Scudder Fixed Income Portfolio (1.20%), Scudder Strategic Income Portfolio (1.30%), Scudder Blue Chip Portfolio (1.35%), SVS Index 500 Portfolio (0.95%), and Scudder Global Blue Chip Portfolio (1.96%). The other expenses category for the Class B Shares has been restated to reflect an estimated increase in expenses for that Class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund. B-Share Class became effective on 5/1/03, therefore other expenses are estimated and annualized. Actual expenses may be greater or less than shown.

     (9)   Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total annual operating expenses to the following amounts (Class B Shares only) 1.50%. The portfolio became effective 5/1/03, therefore other expenses are estimated and annualized. Actual expenses may be greater or less than shown.

     (10)   The Alger American Fund is a diversified, open-end management investment company that offers a selection of six portfolios, each having distinc investment objectives and policies. Each portfolio offers Class O and Class S Shares. Class S shares were offered May 1, 2002. Each Class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.Information (“SAI”) dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, call 1-800-842-9368 or access the SEC’s website (http://www.sec.gov). See Appendix A for the SAI’s table of contents.

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the Underlying Funds for the year ended December 31, 2002. The examples are based on the Funds’ Total Annual Operating Expenses before reimbursement, and do not reflect any waivers or reimbursements. If you have selected Variable Funding Options that have voluntarily or contractually agreed to limit the Total Annual Operating Expenses, your expenses may be lower.

You would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets and the maximum charges reflected in the expense table above. If you do not select all of the optional features available, your expenses would be lower. The examples also reflect the annual contract administrative charge.

	If Contract is surrendered at the end of period shown				If Contract is NOT surrendered or annuitized at end of period shown**

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

Credit Suisse Trust
Global Post-Venture Capital Portfolio	483	1452	2425	4870	483	1452	2425	4870
Emerging Markets Portfolio	501	1502	2504	5007	501	1502	2504	5007
Dreyfus Investment Portfolio
Dreyfus MidCap Stock Portfolio — Service Shares	424	1281	2151	4387	424	1281	2151	4387
Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Socially Responsible Growth Fund, Inc. — Service Shares	417	1261	2119	4330	417	1261	2119	4330
INVESCO Variable Investment Funds, Inc.
INVESCO VIF — Utilities Fund	431	1303	2187	4453	431	1303	2187	4453
Scudder Variable Series I
21st Century Growth Portfolio — Class B	464	1396	2336	4716	464	1396	2336	4716
Capital Growth Portfolio — Class B	405	1226	2064	4230	405	1226	2064	4230
Global Discovery Portfolio — Class B	472	1419	2372	4778	472	1419	2372	4778
Growth & Income Portfolio — Class B	411	1244	2091	4280	411	1244	2091	4280
Health Sciences Portfolio — Class B	444	1340	2246	4557	444	1340	2246	4557
International Portfolio — Class B	456	1374	2300	4653	456	1374	2300	4653
Scudder Variable Series II
Scudder International Select Equity Portfolio — Class B	438	1323	2219	4509	438	1323	2219	4509
Scudder Aggressive Growth Portfolio — Class B	434	1312	2201	4477	434	1312	2201	4477
Scudder Blue Chip Portfolio — Class B	423	1278	2146	4379	423	1278	2146	4379
Scudder Contrarian Value Portfolio — Class B	432	1306	2192	4461	432	1306	2192	4461
Scudder Fixed Income Portfolio — Class B	419	1266	2128	4346	419	1266	2128	4346
Scudder Global Blue Chip Portfolio — Class B	484	1455	2429	4878	484	1455	2429	4878
Scudder Government Securities Portfolio — Class B	413	1249	2101	4297	413	1249	2101	4297
Scudder Growth Portfolio — Class B	418	1263	2124	4338	418	1263	2124	4338
Scudder High Income Portfolio — Class B	420	1269	2133	4355	420	1269	2133	4355
Scudder Money Market Portfolio — Class B	408	1235	2078	4255	408	1235	2078	4255
Scudder Small Cap Growth Portfolio — Class B	425	1283	2156	4396	425	1283	2156	4396
Scudder Strategic Income Portfolio — Class B	426	1289	2165	4412	426	1289	2165	4412
Scudder Technology Growth Portfolio — Class B	433	1309	2197	4469	433	1309	2197	4469
Scudder Total Return Portfolio — Class B	412	1246	2096	4288	412	1246	2096	4288
SVS Davis Venture Value Portfolio — Class B	455	1371	2296	4645	455	1371	2296	4645
SVS Dreman Financial Services Portfolio — Class B	436	1317	2210	4493	436	1317	2210	4493

	If Contract is surrendered at the end of period shown				If Contract is NOT surrendered or annuitized at end of period shown**

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

SVS Dreman High Return Equity Portfolio — Class B	432	1306	2192	4461	432	1306	2192	4461
SVS Dreman Small Cap Value Portfolio — Class B	434	1312	2201	4477	434	1312	2201	4477
SVS Eagle Focused Large Cap Growth Portfolio — Class B	456	1374	2300	4653	456	1374	2300	4653
SVS Focus Value & Growth Portfolio — Class B	434	1312	2201	4477	434	1312	2201	4477
SVS Index 500 Portfolio — Class B	400	1212	2041	4188	400	1212	2041	4188
SVS INVESCO Dynamic Growth Portfolio — Class B	467	1405	2349	4739	467	1405	2349	4739
SVS Janus Growth And Income Portfolio — Class B	457	1377	2305	4661	457	1377	2305	4661
SVS Janus Growth Opportunites Portfolio — Class B	454	1368	2291	4637	454	1368	2291	4637
SVS MFS Strategic Value Portfolio — Class B	468	7408	2354	4747	468	1408	2354	4747
SVS Oak Strategic Equity Portfolio — Class B	449	1354	2269	4597	449	1354	2269	4597
SVS Turner Mid Cap Growth Portfolio — Class B	466	1402	2345	4731	466	1402	2345	4731
Scudder VIT Funds
Scudder Real Estate Securities Portfolio — Class B	463	1394	2332	4708	463	1394	2332	4708
The Alger American Fund
Alger American Balanced Portfolio — Class S Shares	430	1300	2183	4444	430	1300	2183	4444
Alger American Leveraged AllCap Portfolio — Class S Shares	445	1343	2251	4565	445	1343	2251	4565

CONDENSED FINANCIAL INFORMATION

TIC Variable Annuity Separate Account 2002 and TLAC Variable Annuity Separate Account 2002 are newly registered Separate Accounts. Therefore, as of December 31, 2003, there is no Condensed Financial Information for either Separate Account.

THE ANNUITY CONTRACT

Portfolio Architect Access Annuity is a contract between the Contract Owner (“you”) and the Company. This is the prospectus — it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax-deferred in the funding options of your choice. We offer multiple Variable Funding Options. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account. The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9368.

Purchase Payments

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $15,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. An Accumulation Unit works like a share of a mutual fund. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

The Variable Funding Options

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.

If any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser
Credit Suisse Trust
Global Post-Venture Capital Portfolio	Seeks long-term growth of capital. The Fund normally invests in equity securities of post-venture-capital companies of any size from at least three countries, including the U.S.	Credit Suisse Asset Management, LLC Subadviser: Abbott Capital Management, LLC; Credit Suisse Asset Management Limited (U.K), (Japan), (Australia)

Funding Option	Investment Objective	Investment Adviser/Subadviser
Emerging Markets Portfolio	Seeks long term growth of capital. The Fund normally invests in equity securities of companies located in, or conducting a majority of their business, in emerging markets.	Credit Suisse Asset Management, LLC Subadviser: Credit Suisse Asset Management Limited
Dreyfus Investment Portfolio
Dreyfus MidCap Stock Portfolio — Service Shares	Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate, as represented by the S&P MidCap 400 Index. The Fund normally invests in growth and value stocks of mid-size companies that are chosen through a disciplined investment process.	The Dreyfus Corporation
Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Socially Responsible Growth Fund, Inc. — Service Shares	Seeks capital growth with current income as a secondary objective. The Fund normally invests in the common stocks of companies that, in the opinion of the Fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.	The Dreyfus Corporation
INVESCO Variable Investment Funds, Inc.
INVESCO VIF — Utilities Fund	Seeks capital growth. Also seeks current income. The Fund normally invests in equity securities and equity-related instruments of companies engaged in the utilities-related industries.	INVESCO Funds Group, Inc.
Scudder Variable Series I
21st Century Growth Portfolio — Class B	Seeks long-term growth of capital. The Fund normally invests in equity securities issued by emerging growth companies.	Deutsche Investment Management Americas Inc.
Capital Growth Portfolio — Class B	Seeks long-term capital growth. The Fund normally invests in common stocks of established US companies that are believed to have the potential to display above-average earnings growth, are industry leaders or are potential industry leaders, have strong product position and effective company management.	Deutsche Investment Management Americas Inc.
Global Discovery Portfolio — Class B	Seeks above-average capital appreciation over the long term. The Fund normally invests in common stocks and other equities of small companies throughout the world, generally with a focus on countries within developed economies.	Deutsche Investment Management Americas Inc.
Growth & Income Portfolio — Class B	Seeks long-term growth of capital, current income and growth of income. The Fund normally invests in equities of large U.S. companies, although it may invest in companies of any size and from any country.	Deutsche Investment Management Americas Inc.
Health Sciences Portfolio — Class B	Seeks long-term growth of capital. The Fund normally invests in coomon stocks of companies of any size in the health care sector (e.g. pharmaceuticals, biotechnology, medical products and supplies, health care services).	Deutsche Investment Management Americas Inc.
International Portfolio — Class B	Seeks long-term growth of capital. The Fund normally invests in common stocks of established companies listed on foreign exchanges.	Deutsche Investment Management Americas Inc. Subadviser: Deutsche Asset Management Services Ltd.

Funding Option	Investment Objective	Investment Adviser/Subadviser
Scudder Variable Series II
Scudder International Select Equity Portfolio — Class B	Seeks capital appreciation. The Fund normally invests in a focused list of approximately 40 stocks, with 50% of its assets invested in securities that are represented on the MSCI EAFE Index and the other 50% invested in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singpore and Japan.	Deutsche Investment Management Americas Inc. Subadviser: Deutsche Asset Management Investments Services Ltd.
Scudder Aggressive Growth Portfolio — Class B	Seeks capital appreciation. The Fund uses aggressive investment techniques and normally invests in equities — usually common stocks — of U.S. companies.	Deutsche Investment Management Americas Inc.
Scudder Blue Chip Portfolio — Class B	Seeks growth of capital and income. The Fund normally invests in common stocks of large U.S. companies that are similar in size to companies in the S&P 500 Index and are considered by the portfolio managers to be “blue chip” companies. Blue chip companies are typically well-known, solidly positioned within their industry, with strong management, easy access to credit, and established earnings and dividend history,	Deutsche Investment Management Americas Inc.
Scudder Contrarian Value Portfolio — Class B	Seeks a high rate of total return. The Fund normally invests in common stocks and other equity securities of large U.S. companies that are similar in size to the companies in the Russell 1000 Value Index and that the portfolio managers believe are undervalued.	Deutsche Investment Management Americas Inc.
Scudder Fixed Income Portfolio — Class B	Seeks high current income. The Fund normally invests in a diversified portfolio of fixed-income securities in the top four grades of credit quality.	Deutsche Investment Management Americas Inc.
Scudder Global Blue Chip Portfolio — Class B	Seeks long-term capital growth. The Fund normally invests in common stocks and other equity securities of companies throughout the world considered by the portfolio managers to be “blue chip.” Blue chipcompanies are typically well-known, solidly positioned within their industry, with strong management, easy access to credit and establsihed earnings and dividend history.	Deutsche Investment Management Americas Inc.
Scudder Government Securities Portfolio — Class B	Seeks high current income consistent with preservation of capital. The Fund normally invests in U.S. government securities and repurchase agreements of U.S. government securities.	Deutsche Investment Management Americas Inc.
Scudder Growth Portfolio — Class B	Seeks maximum appreciation of capital. The Fund normally invests in the common stocks of large U.S. companies that are similar in size to the companies in the Russell 1000 Growth Index. The portfolio managers look for companies that have strong product lines, effective management and leadership positions within core markets.	Deutsche Investment Management Americas Inc.
Scudder High Income Portfolio — Class B	Seeks to provide a high level of current income. The Fund normally invests in lower-rated high yield/high risk fixed-income securities, often called junk bonds.	Deutsche Investment Management Americas Inc.

Funding Option	Investment Objective	Investment Adviser/Subadviser
Scudder Money Market Portfolio — Class B	Seeks maximum current income to the extent consistent with stability of principal. The Fund normally invests in high-quality short-term securities, as well as repurchase agreements.	Deutsche Investment Management Americas Inc.
Scudder Small Cap Growth Portfolio — Class B	Seeks maximum appreciation of investors’ capital. The Fund normally invests in small capitalization stocks of companies with a history of revenue growth, effective management and strong balance sheets, among other factors.	Deutsche Investment Management Americas Inc.
Scudder Strategic Income Portfolio — Class B	Seeks high current income. The Fund normally invests in bonds issued by US and foreign corporations and governments.	Deutsche Investment Management Americas Inc.
Scudder Technology Growth Portfolio — Class B	Seeks growth of capital. The Fund normally invests in common stocks of US companies of any size that are in the technology sector (e.g. semi-conductors, software, telecom equipment and computer/hardware).	Deutsche Investment Management Americas Inc.
Scudder Total Return Portfolio — Class B	Seeks high total return, a combination of income and capital appreciation. The Fund normally invests in a mix of stocks and bonds, including common stocks, convertible securities, corporate bonds, US government bonds and mortage- and asset-backed securities.	Deutsche Investment Management Americas Inc.
SVS Davis Venture Value Portfolio — Class B	Seeks growth of capital. The Fund normally invests in common stock of US companies with market capitalizations of at least $5 billion that are believed to be quality, overlooked growth companies at value prices.	Deutsche Investment Management Americas Inc. Subadviser: Davis Selected Advisers, L.P.
SVS Dreman Financial Services Portfolio — Class B	Seeks to provide long-term capital appreciation. The Fund normally invests in equity securities of financial services companies (e.g. banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies).	Deutsche Investment Management Americas Inc. Subadviser: Dreman Value Management L.L.C.
SVS Dreman High Return Equity Portfolio — Class B	Seeks to achieve a high rate of total return. The Fund normally invests in common stocks and other equity securities, with a focus on stocks of large US companies believed to be undervalued based on an analysis that includes price-to earnings ratios, book values, cash flows and yields.	Deutsche Investment Management Americas Inc. Subadviser: Dreman Value Management L.L.C.
SVS Dreman Small Cap Value Portfolio — Class B	Seeks long-term capital appreciation. The Fund normally invests in undervalued common stocks of small US companies.	Deutsche Investment Management Americas Inc. Subadviser: Dreman Value Management L.L.C.
SVS Eagle Focused Large Cap Growth Portfolio — Class B	Seeks growth through long-term capital appreciation. The Fund normally invests in equity securities of seasoned financially strong US growth companies.	Deutsche Investment Management Americas Inc. Subadviser: Eagle Asset Management, Inc.
SVS Focus Value & Growth Portfolio — Class B	Seeks growth of capital. The Fund normally invests in US common stock, both growth and value stocks.	Deutsche Investment Management Americas Inc. Subadviser: Jennison Associates LLC; Dreman Value Management, LLC
SVS Index 500 Portfolio — Class B	Seeks returns that, before expenses, correspond to the total return of US common stocks as represented by the S&P 500 Index. The Fund normally invests in common stocks and securities included in the index.	Deutsche Investment Management Americas Inc. Subadviser: Northern Trust Investments, Inc.

Funding Option	Investment Objective	Investment Adviser/Subadviser
SVS INVESCO Dynamic Growth Portfolio — Class B	Seeks long-term capital growth. The Fund normally invests in equity securities of mid-sized companies, with the core of the Fund invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns.	Deutsche Investment Management Americas Inc. Subadviser: INVESCO
SVS Janus Growth And Income Portfolio — Class B	Seeks long-term capital growth and current income. The Fund normally invests in equity securities using a “bottom-up” approach in choosing investments.	Deutsche Investment Management Americas Inc. Subadviser: Janus Capital Management LLC
SVS Janus Growth Opportunites Portfolio — Class B	Seeks long-term growth of capital in a manner consistent with the preservation of capital. The Fund normally invests in equity securities selected for their growth potential.	Deutsche Investment Management Americas Inc. Subadviser: Janus Capital Management LLC
SVS MFS Strategic Value Portfolio — Class B	Seeks to provide capital appreciation. The Fund normally invests in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts, of companies believed to be undervalued in the market relative to their long term potential.	Deutsche Investment Management Americas Inc. Subadviser: Massachusetts Financial Services (“MFS”)
SVS Oak Strategic Equity Portfolio — Class B	Seeks long-term capital growth. The Fund normally invests in equity securities, primarily the common stocks of established US companies with large market capitalizations.	Deutsche Investment Management Americas Inc. Subadviser: Oak Associates, Ltd.
SVS Turner Mid Cap Growth Portfolio — Class B	Seeks capital appreciation. The Fund normally invests in medium market capitalizations that are believed to have strong earnings growth potential.	Deutsche Investment Management Americas Inc. Subadviser: Turner Investment Partners, Inc.
Scudder VIT Funds
Scudder Real Estate Securities Portfolio — Class B	Seeks long-term capital appreciation and current income. The Fund normally invests in equity securities of real estate investment trusts (“REITS”) and real estate companies.	Deutsche Asset Management, Inc.
The Alger American Fund
Alger American Balanced Portfolio — Class S Shares	Seeks current income and long-term capital appreciation. The fund normally invests in stocks of companies with growth potential and in fixed-income securities, especially those which appear to have some potential for capital appreciation.	Fred Alger Management, Inc.
Alger American Leveraged AllCap Portfolio — Class S Shares	Seeks long-term capital appreciation. The Fund normally invests in equity securities of companies of any size, which demonstrate growth potential, and the Fund can leverage up to one-third of its total assets to buy additional securities.	Fred Alger Management, Inc.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, asset allocation and systematic withdrawal programs)
    administration of the annuity options available under the Contracts and the distribution of various reports to Contract Owners.

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts, sales and marketing expenses including commission payments to your sales agent, and other costs of doing business.

Risks we assume include:

    that Annuitants may live longer than estimated when the annuity factors under the Contracts were established that the amount of the death benefit will be greater than the Contract Value, and that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Transfer Charge

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

Administrative Charges

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge:

            (1)   from the distribution of death proceeds;

            (2)   after an annuity payout has begun; or

            (3)   if the Contract Value on the date of assessment equals or is greater than $40,000.

We deduct the administrative expense charge (sometimes called “Subaccount administrative charge”) on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our accumulation and Annuity Unit value calculations.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product. If you choose the Standard Death Benefit, the M&E charge is 1.55% annually. If you choose the Enhanced Death Benefit, the M&E charge is 1.75% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

GMWB Charge

If the GMWB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 1.00% of the amounts held in each funding option. The current charge is 0.40%. Your current charge will not change unless you reset your benefits, at which time we may modify the charge.

E.S.P. Charge

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option.

Variable Funding Option Expenses

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the Maturity Date, you may transfer all or part of the Contract Value between Variable Funding Options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

  1.   Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Contract Owners. In making this determination, we will consider, among other things, the following factors:

    the total dollar amount being transferred
    the number of transfers you made within the previous three months whether your transfers follow a pattern designed to take advantage of short term market fluctuations and whether your transfers are part of a group of transfers made by a third party on behalf of the individual Contract Owners in the group.

  2.   Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

    reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner or reject the transfer or exchange instructions of individual owners who have executed preauthorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner

If we choose to enforce our contractual rights to restrict transfers to once every six months, we will so notify you in writing.

Future Modifications. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We reserve the right to charge a $10.00 fee for any transfer request that exceeds twelve per year. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging program, an asset allocation program or a rebalancing program.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. These restrictions are subject to any state law requirements.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any premium tax not previously deducted. Unless you submit a Written Request specifying the Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

We may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. It is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Guaranteed Minimum Withdrawal Benefit (“GMWB” or “Principal Guarantee”)

For an additional charge, you may elect GMWB, a living benefit that guarantees return of your Purchase Payments regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You must elect the benefit at time of purchase. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner.

Your initial Purchase Payment is used to determine your initial remaining benefit base, (“RBB”), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit (“AWB”).

If you make your first withdrawal within three full years after you purchased GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after you purchased GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted.

Your RBB and AWB will not change unless you make subsequent Purchase Payments or take withdrawals from your Contract, as described below.If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. The maximum RBB allowed at any time is $1 million without our consent. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

Withdrawals: If the total of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

For example, assume your initial Purchase Payment is $100,000, your age is less than 70, and a withdrawal of $10,000 is taken in Contract Year two:

	Assumes 15% gain on investment			Assumes 15% loss on investment
	Contract Value	RBB	AWB (5%)	Contract Value	RBB	AWB (5%)
Values As Of
Contract date	$100,000	$100,000	$5,000	$100,000	$100,000	$5,000
Immediately prior to withdrawal, Contract Year two	$115,000	$100,000	$5,000	$85,000	$100,000	$5,000
Immediately after withdrawal, Contract Year two	$105,000	$91,304 [100,000 – (100,000 ×10,000/115,000)]	$4,565 [5,000 – (5,000 ×10,000/115,000)]	$75,000	$88,235 [100,000 – (100,000 ×10,000/85,000)]	$4,412 [5,000 – (5,000 ×10,000/85,000)]

Change in Value Due to Withdrawal (Partial Surrender Reduction)	$10,000	$8,696	$435	$10,000	$11,765	$588

Any time on or after the 5th Contract Date anniversary, you may choose to reset your RBB to equal your current Contract Value. Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. The current charge in effect at the time of the reset will apply. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the contract is prior to your third Contract Date anniversary, your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your third Contract Year, your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a contract anniversary.

If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

    The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or E.S.P. benefit, if any, will be paid.
    The total annual payment amount will equal the AWB and will never exceed your RBB, and
    We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Systematic Withdrawals

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days’ written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 591/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Nonqualified Contracts. You have sole power during the Annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional Purchase Payments.

Joint Owner. For Nonqualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from the Variable Funding Options as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

Annuitant

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant

You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living;

    the death benefit will not be payable upon the Annuitant’s death the Contingent Annuitant becomes the Annuitant
    all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of spousal or beneficiary contract continuance (“Death Report Date”).

Death Proceeds Before the Maturity Date

Note:	If the owner dies before the Annuitant, the death benefit is recalculated replacing all references to “Annuitant” with “owner.”

Standard Death Benefit

If the Annuitant is less than age 80 on the Contract Date and dies before the Maturity Date, the death benefit payable as of the Death Report Date will be the greatest of a), b) or c) below, less any applicable premium tax. If the Annuitant is 80 or older on the Contract Date and dies before the Maturity Date, the death benefit payable as of the Death Report Date will be the greater of a) or b) below, less any applicable premium tax.

a)	the Contract Value on the Death Report Date

b)	the Adjusted Purchase Payment (as described below)

c)	the Step-Up Value (if any, as described below)

Enhanced Death Benefit

If the Annuitant dies before the Maturity Date and before age 80, the death benefit payable as of the Death Report Date will be the greatest of (a), (b), (c) or (d), less any applicable premium tax:

a)	the Contract Value on the Death Report Date

b)	the Adjusted Purchase Payment (as described below)

c)	the Step-Up Value (if any, as described below)

d)	the Roll-Up Death Benefit Value (if any, as described below)

If the Annuitant dies before the Maturity Date and on or after age 80, the death benefit payable as of the Death Report Date will be the greatest of (a), (b), (c) or (d), less any applicable premium tax:

a)	the Contract Value on the Death Report Date

b)	the Adjusted Purchase Payment (as described below)

c)	the Step-Up Value (if any, as described below)

d)	the Roll-Up Death Benefit Value (if any, as described below) available at the Annuitant’s 80th birthday, plus any additional Purchase Payments, minus any partial surrender reductions (as described below) which occur after the Annuitant’s 80th birthday

Adjusted Purchase Payment: The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever any additional Purchase Payment(s) are made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction as described below.

Step Up Value: The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant’s 80th birthday and before the Annuitant’s death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value on that date. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up value will be increased by the amount of that Purchase Payment. Whenever a partial surrender is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant’s 80th birthday will be those related to additional Purchase Payments or partial surrenders as described above.

Roll Up Death Benefit Value: On the Contract Date, the roll-up death benefit value is equal to the Purchase Payment. On each Contract Date anniversary, the roll-up death benefit value will be recalculated to equal (a) plus (b) minus (c), increased by 5%, where:

            (a)   is the Roll-Up Death Benefit as of the previous Contract Date anniversary

            (b)   any Purchase Payments made during the previous Contract Year

            (c)   any partial surrender reductions (as described below) during the previous Contract Year

On dates other than the Contract Date anniversary, the roll-up death benefit value will equal (a) plus (b) minus (c), where:

            (a)   the roll-up death benefit value on the previous Contract Date anniversary

            (b)   any Purchase Payments made since the previous Contract Date anniversary

            (c)   any partial surrender reductions (as described below) since the previous Contract Date anniversary.

The maximum roll-up death benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions (as described below).

Partial Surrender Reduction:

Adjusted Purchase Payment. The Partial surrender reduction is equal to (1) the Adjusted Purchase Payment in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

Step-Up Value and Roll-Up Value. The Partial surrender reduction is equal to (1) the amount of the death benefit value (Step-Up or Roll-Up Value) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract value immediately prior to the partial surrender.

The following examples apply to the Adjusted Purchase Payment, Step-Up Value or Roll-Up Value. Assume your current Contract Value is $55,000. If the current value of your death benefit is $50,000, and you decide to make a withdrawal of $10,000, we would reduce death benefit as follows:

            50,000 x (10,000/55,000) = $9,090

Your new death benefit would be 50,000–9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If the current value of your death benefit is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the death benefit as follows:

            50,000 x (10,000/30,000) = $16,666

Your new death benefit would be 50,000–16,666, or $33,334.

Enhanced Stepped-Up Provision (“E.S.P.”). (This provision is not available to a customer when either the Annuitant or owner is age 76 or older on the Contract Date.) This provision must be elected at time of application.

If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

If the Annuitant is younger than age 70 on the Contract Date, 40% of the lesser of: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received and within 12 months of the Death Report

Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

If the Annuitant is between the ages of 70 and 75 on the Contract Date, 25% of the lesser of: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

The initial modified Purchase Payment is equal to the initial Contract Value. Whenever an additional Purchase Payment is made, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

The partial surrender reduction is equal to: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

   50,000 X (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000-$9,090 = 40,910

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

   50,000 X (10,000/30,000) = 16,666

Your new modified Purchase Payment would be 50,000-16,666 = $33,334

Payment of Proceeds

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Owner (who is not the Annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Owner (who is the Annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Non-spousal Joint Owner (who is not the Annuitant)	The surviving joint owner.		Yes

Non-spousal Joint Owner (who is the Annuitant)	The beneficiary (ies), or, if none, to the surviving joint owner.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes
Spousal Joint Owner (who is not the Annuitant)	The surviving joint owner.	Unless the spousal beneficiary elects to continue the Contract.	Yes
Spousal Joint Owner (who is the Annuitant)	The beneficiary (ies), or, if none, to the surviving joint owner.	Unless the spouse elects to continue the contract. A spouse who is not the beneficiary may decline to receive the proceeds or to continue the Contract and instruct the Company to pay the beneficiary.	Yes

Annuitant (who is not the Contract Owner)	The beneficiary (ies), or if none, to the Contract Owner.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.

		Or, if there is a Contingent Annuitant, then the Contingent Annuitant becomes the Annuitant and the Contract continues in effect (generally using the original Maturity Date). The proceeds will then be paid upon the death of the Contingent Annuitant or owner.	Yes

Annuitant (who is the Contract Owner)	See death of “owner who is the Annuitant” above.		Yes

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Annuitant (where owner is a non-natural entity/trust)	The beneficiary (ies), or if none, to the owner.		Yes (Death of Annuitant is treated as death of the owner in these circumstances.)

Contingent Annuitant (assuming Annuitant is still alive)	No death proceeds are payable; Contract continues.		N/A

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*
Owner Annuitant	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. Spousal Beneficiaries must choose to continue the contract as allowed under the Spousal Contract Continuance provision described below within one year of death. For Qualified Contracts, if mandatory distributions have already begun at the death of the Annuitant, the 5 year payout option is not available.

Spousal Contract Continuance (nonqualified contracts only—does not apply if a non-spouse is a joint owner)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the maturity date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the annuitant and your spouse elects to continue the Contract, your spouse will be named the annuitant as of the death report date.

If your spouse elects to continue the Contract as contract owner, the death benefit will be calculated as of the death report date. If the contract value is less than the calculated death benefit, the contract value will be increased to equal the death benefit. This amount is referred to as the adjusted contract value. Any difference between the contract value and the adjusted contract value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the death report date.

Any premium paid before the death report date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments made to the Contract after the death report date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse’s age on the death report date as if your spouse had purchased the Contract with the adjusted contract value on the death report date. This spousal contract continuance is available only once for each Contract.

Beneficiary Contract Continuance (not permitted for non-natural beneficiaries)

If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued contract (the “adjusted Contract Value”) will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    take a loan
    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the Death Report Date. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued contract will be based on the beneficiary’s age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

Death Proceeds after the Maturity Date

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular income payments (Annuity Payments). You can choose the month and the year in which those payments begin (Maturity Date). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant’s 90th birthday or ten years after the effective date of the Contract, if later. (For Contracts issued in Florida and New York, the Maturity Date you elect may not be later than the Annuitant’s 90th birthday.)

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant’s 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner’s attainment of age 701/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See “Transfers.”)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Contract Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience of the applicable funding options, as described above. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under “Variable Annuity,” except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

PAYMENT OPTIONS

Election of Options

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant’s lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the Contract Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 — Life Annuity — No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Payment for a Fixed Period without Life Contingency. The Company will make monthly payments for the period selected.

Variable Liquidity Benefit

This benefit is only offered with the Payments for Fixed Period Option without Life Contingency variable annuity option.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to the present value of remaining certain payments. The interest rate used to calculate the present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the “right to return period”). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: TIC Variable Annuity Separate Account 2002 and TLAC Variable Annuity Separate Account 2002, respectively. Both TIC Variable Annuity Separate Account 2002 and TLAC Variable Annuity Separate Account 2002 were established on September 17, 2002 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of TIC Variable Annuity Separate Account 2002 and TLAC Variable Annuity Separate Account 2002 for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate

Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a lar ger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s Variable Funding Options. We may advertise the “standardized average annual total returns” of the Variable Funding Option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the Variable Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown.

For Underlying Funds that were in existence before they became available as a funding option, the nonstandardized average annual total return quotations reflects the investment performance that such funding options would have achieved (reduced by the applicable charges) had the Underlying Fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the Variable Funding Options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax-deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or nonqualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under applicable tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) There is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including lump-sum withdrawals and Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules that govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state’s income tax laws. Please consult your employer or tax adviser regarding this issue.

Penalty Tax for Premature Distributions

For both Qualified and Nonqualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59½ will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a Separate Account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax-deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70½. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70½ or the year of retirement.

Minimum Distributions For Beneficiaries When a death benefit becomes due upon the death of the owner and/or Annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a Payment Option, they are taxed in the same way as Annuity Payments.

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

Financial Statements

The financial statements for the Company are located in the Statement of Additional Information. Since the Separate Accounts are newly established, there are no financial statements for this account.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Cityplace, Hartford, CT 06103-3415.

Up-front compensation paid to sales representatives will not exceed 10% of the Purchase Payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Contract Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

Voting Rights

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable contract.

APPENDIX A

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Accountants
      Financial Statements

Copies of the Statement of Additional Information dated May 12, 2003 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-19973S-TIC, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-19974S-TLAC.

Name:
Address:

A-1

L-19978	May, 2003

Supplement dated June 5, 2003 to the

Scudder Advocate Rewards prospectus

dated May 15, 2003

The following information supplements, and to the extent inconsistent therewith, replaces the information in the Scudder Advocate Rewards Annuity prospectus. Please retain this supplement and keep it with the prospectus for future reference.

The Minimum and Maximum Total Annual Fund Operating Expenses table in the “Fee Table” section is revised as follows:

	Minimum (before reimbursement)	Maximum (before reimbursement)

Total Annual Fund Operating Expenses*	0.86%	3.11%

* Expenses that are deducted from the Underlying Fund assets, including management fees, distribution and/or 12b-1 fees and other expenses.

The Fund Fees and Expenses as of December 31, 2002 table is revised as follows:

Funding Options	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Dreyfus Investment Portfolio
Dreyfus MidCap Stock Portfolio — Service Shares*	0.75%	0.25%	0.10%	1.10%(3)
Scudder Variable Series II
Scudder Strategic Income Portfolio — Class B*	0.65%	0.25%	0.23%	1.13%(8)
SVS MFS Strategic Value Portfolio — Class B*	0.25%	0.25%	1.05%	1.55%(6)

The Notes are revised as follows:

  (6)   Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio name (Class B): SVS MFS Strategic Value Portfolio (1.55%), SVS Invesco Dynamic Growth Portfolio (1.70%), SVS Turner Mid Cap Growth Portfolio (1.70%), SVS Oak Strategic Equity Portfolio (1.55%), SVS Davis Venture Value Portfolio (1.55%), SVS Dreman High Return Equity Portfolio (1.27%), SVS Focus Value+Growth Portfolio (1.24%), SVS Eagle Focused Large Cap Growth Portfolio (1.55%), SVS Janus Growth Opportunities Portfolio (1.55%), SVS Janus Growth And Income Portfolio (1.55%), Scudder Aggressive Growth Portfolio (1.35%), Scudder Technology Growth Portfolio (1.35%), Scudder Contrarian Value Portfolio (1.20%), SVS Dreman Small Cap Value Portfolio (1.24%), Scudder Fixed Income Portfolio (1.20%), Scudder Blue Chip Portfolio (1.35%), SVS Index 500 Portfolio (0.95%), and Scudder Global Blue Chip Portfolio (1.96%). The other expenses category for the Class B Shares has been restated to reflect an estimated increase in expenses for that Class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund. Without such reductions, the Management Fees, Distribution and/or Service Fees (12b-1), Other Expenses and Total Annual Operating Expenses would have been 0.95%, 0.25%, 1.91% and 3.11%, respectively for the SVS MFS Strategic Value Portfolio.

     (8)   Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolio to the amount set forth after the portfolio name (Class B): Scudder Strategic Income Portfolio (1.30%). The other expenses category for the Class B Shares has been restated to reflect an estimated increase in expenses for that Class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund. B-Share Class became effective on 5/1/03, therefore other expenses are estimated and annualized. Actual expenses may be greater or less than shown.

L-19972-SUP-0603